SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒
Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

JOHN HANCOCK PROXY WO # 29397 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD **	IVR Revision 11-16-17

Control Number	Security Code	Fund Name
397 9999 9001 099	9999 9999	John Hancock Small Company Fund

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box  with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
Okay, you'll be voting your proxy for shares in the John Hancock Funds. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process.  Please keep your voting card or meeting notice in front of you to follow along.  Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
"PROPOSAL 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
 "You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2.  If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded.  It’s not necessary for you to mail in your proxy card or meeting notice.
  I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote.  If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY,  HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside.  Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

EASY VOTING OPTIONS:

Please detach at perforation before mailing.

JOHN HANCOCK SMALL COMPANY FUND
Special Meeting of Shareholders
January 26, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.
The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Ariel Ayanna, Sarah M. Coutu, John J. Danello, Thomas Dee, Phil Fontana, Kinga Kapuscinski, Nicholas J. Kolokithas, Suzanne M. Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Betsy Anne Seel, Christopher Sechler, Steven Sunnerberg, and Leo Zerilli, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all shares of John Hancock Small Company Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on January 26, 2018, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement are hereby acknowledged.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified.  If no specification is made, this proxy will be voted “FOR” the proposal.  The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE
29397_111017

YOUR VOTE IS IMPORTANT.  PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on January 26, 2018.
The Proxy Statement and Proxy Card for this meeting are available free of charge at:
https://www.proxy-direct.com/jhi-29397

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD
Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:   X

A     Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL. FOR   AGAINST   ABSTAIN

1. To approve an Agreement and Plan of Reorganization between John Hancock Small Company Fund (“Small
Company Fund”), a series of John Hancock Funds III, and John Hancock Small Cap Core Fund (“Small Cap Core Fund”), a series of John Hancock Investment Trust. Under this agreement, Small Company Fund would transfer all of its assets to Small Cap Core Fund in exchange for shares of Small Cap Core Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of Small Company Fund. Small Cap Core Fund would also assume substantially all of Small Company Fund’s liabilities.

2. Any other business that may properly come before the meeting.

B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box

608999900109999999999
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